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                                                                   Exhibit 10.27


                               SECURED PROMISSORY NOTE



$76,153.46                                                          July 1, 1995


     FOR VALUE RECEIVED, William R Stow, III, an individual, and Naoma J. Stow, an individual, husband and wife (the "MAKERS") jointly and individually hereby promise to pay, at the time and in the manner set forth below, to the order of StarBase Corporation, a Delaware corporation (the "LENDER"), having its principal place of business at 18872 MacArthur Blvd., Suite 300, Irvine, California, 92715 the principal amount of Seventy Six Thousand One Hundred Fifty Three dollars and Forty-Six cents ($76,153.46). Interest shall accrue from the date of this Secured Note on the unpaid balance of such principal amount at the rate of Six and Thirty-Four One Hundredths percent (6.34%) per annum, compounded annually. The principal amount of the Secured Note, together with all accrued and unpaid interest hereunder, shall be due and payable in full by the Makers on or before November 4, 1998 in accordance with the payment provisions described in Section 1 below.

     1. PAYMENTS. All payments made in accordance with this Secured Note in respect of principal or interest are to be made in United States dollars at the address of the Lender specified above, or at such other location as the Lender may designate Rom time to time by written notice to the Makers. If any payment of principal or interest on this Secured Note shall become due on a day which is not a Business Day (as hereinafter defined), such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest in connection with such payment. A "BUSINESS DAY" shall mean any day other than a Saturday or Sunday or a day on which commercial banking institutions in the City of Newport Beach, California are authorized by law to be closed.

     2. ACCELERATION. The entire unpaid principal amount of this Secured Note, together with accrued and unpaid interest thereon, shall become immediately due and payable if the Makers or either of them shall make an assignment for the benefit of creditors, or shall give a voluntary petition in bankruptcy, or shall be adjudicated as bankrupt or insolvent, or shall file any petition or answer seeking for themselves any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting or not contesting the material allegations of a petition filed against Makers in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any custodian, trustee, receiver or liquidator for all or any substantial part of the assets of Makers'.

     3. SECURITY INTEREST. As security for the payment and performance of the obligations of the Makers hereunder, the Makers hereby grant to Lender a continuing security interest in all of the Makers' right, title and interest in the Makers' residence


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located at 6514 Via Baron, Rancho Palos Verdes, California, 90274 (hereinafter referred to as the "COLLATERAL"), subject to the terms of that certain Deed of Trust attached hereto as Exhibit "A," which Residence is also subject to that certain Deed of Trust dated April 11, 1988, executed by the Makers and recorded April 29, 1988 as Document No. 88 589179 in the official records of Los Angeles County, California (the "FIRST DEED OF TRUST"), that certain Deed of Trust dated May 6, 1988, executed by the Makers and recorded July 15, 1988 as Document No. 88 1111630 in the official records of Los Angeles County, California (the "SECOND DEED OF TRUST"); and that certain Deed of Trust dated May 6, 1988, executed by the Makers and recorded July 15, 1988 as Document No. 88 1111631 in the official records of Los Angeles County, California (the "THIRD DEED OF TRUST"; the First Deed of Trust, the Second Deed of Trust and the Third Deed of Trust are collectively referred to herein as the "PRIOR DEEDS OF TRUST"). The Makers shall remain personally liable for payment of this Note and the assets of Makers, in addition to the Collateral, may be applied to the satisfaction of Makers' obligations hereunder. In connection with the grant of the security interest, the Makers represent, covenant and agree as follows;

     (a) The Makers have full right, title and interest in and to the Collateral, free from any liens, encumbrances or security interest except as set forth in the Prior Deeds of Trust,

     (b) The Makers shall execute, acknowledge and deliver and cause to be reported or filed in the manner and places require by law any document or instrument, and shall take all other actions that may be reasonably requested by Lender to perfect and protect Lender's continuing security interest in the Collateral, including, but not limited to, executing Deed of Trust attached hereto as Exhibits "A".

     (c) The Makers shall properly maintain and care for the Collateral, refrain from further encumbering or disposing of any of the Collateral, and take any and all actions necessary or appropriate to preserve and defend their title to the Collateral and the validity of the security interests created hereby.

     4. DEFAULT. In the event the unpaid principal amount of this Secured Note and accrued and unpaid interest thereon becomes due and payable pursuant to the provisions of Sections 1 and/or 2 hereof and the Makers fail to make such payment on the date such amount becomes due (an "EVENT OF DEFAULT"), Lender shall be entitled, without notice or demand and without limiting Lender's other rights and remedies, to all the rights and remedies of a secured party under California law.

     5. COMPUTATION OF INTEREST. Interest on this Secured Note shall be computed on a rate per annum based on a year of 365 days and for the actual number of days (including the first but excluding the last day) elapsed.


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     6.    MISCELLANEOUS PROVISIONS.

           (a) The Makers shall reimburse the reasonable fees and expenses of Lender incurred in connection with the negotiation, execution, delivery and performance of this Secured Note and related documents.

           (b) The Makers reserve the right at any time to prepay all or any portion of the unpaid principal amount of this Secured Note together with accrued and unpaid interest thereon without penalty. Prepayments shall first be applied to accrued and unpaid interest and the remainder to unpaid principal.

           (c) This Secured Note shall inure to the benefit of and be binding upon the respective successors and assigns of the Makers and the Lender; provided, however, this Secured Note may not be assigned without Lender's prior wririen consent. Nothing in this Secured Note, express or implied, is intended to confer upon any party other than such parties or their respective successors and ac-igns any rights, remedies, obligations, or liabilities under or by reason of this Secured Vote, except as expressly provided in this Secured Note.

           (d) This Secured Note shall be a full recourse note. If any action is instituted to collect or otherwise enforce the provisions of this Secured Note, the undersigned agrees to pay all costs and expends, including attorneys' fees, incurred by Lender. The Makers hereby waive demand for payment, notice. presentment, protest, notice of dishonor and all other notices or demands relative to this Secured Note.

           (e) This Secured Note shall be construed in accordance with the laws of the State of California. If one or more provisions of this Secured Note are held to be unenforceable under applicable law, such provision shall be excluded from this Secured Note and the balance of this Secured Note shall be interpreted as if such provision were so excluded, and the remainder of this Secured Not shall be enforceable in accordance with it terms. No right, power or remedy conferred by this Secured Note upon any holder hereof shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise. This Secured Note may only be amended with the written consent of the parties hereto, and no oral waiver or amendment shall be effective under any circumstances whatsoever. The failure of Lender in any instance to exercise its rights hereunder shall not constitute a waiver of any other rights that may subsequently arise under the provisions of this Secured Note or any other agreement between the Makers and Lender. No waiver of any breach or condition of this Secured Note shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

           (f) Any claim or litigation arising from this Secured Note shall be instituted in the Superior Court of the State of California for the County of Orange, and


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the parties hereby stipulate and confer venue and jurisdiction over them for the purpose of resolving any disputes under this Secured Note to that court.

           (g) This Secured Note, including Exhibit "A", and the other documents executed pursuant thereto contain the entire agreement and understanding between the Makers and Lender relating to the subject matter hereof and thereof and supersede any prior agreements and understandings relating to the subject matter hereof and thereof.

           (h) This Secured Note is executed to evidence and include certain existing indebtedness due Lender from the Makers under that certain Promissory Notes dated July 1, 1994, and November 4, 1994, which notes upon the execution of this Secured Note shall be canceled and shall no longer be of any force or effect.



                                       By:   /s/ William R. Stow, III
                                          -----------------------------------
                                             William R Stow, III



                                       By:   /s/ Naoma J. Stow
                                          -----------------------------------
                                             Naoma J. Stow


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